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                                                                  EXHIBIT 10.5.2

                                                                  EXECUTION COPY

                    LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

                                                            Dated: June 29, 2006

     THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (together with all amendments and supplements hereto, the "Mortgage"), by and between BIOVEX, INC., a Delaware corporation with a principal place of business and mailing address presently of 245 First Street, Cambridge, Massachusetts 02142 (the "Borrower") and MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, a body politic and corporate created by Chapter 289 of the Acts of 1998 and established under Massachusetts General Laws Chapter 23G, as amended, with a principal place of business and mailing address of 160 Federal Street, Boston, Massachusetts 02110 (the "Lender").

                             PRELIMINARY STATEMENTS:

     WHEREAS, the Borrower holds a leasehold interest (the "Leasehold Estate") in certain real property located at 34-A Commerce Way, Middlesex County, Woburn, Massachusetts and more fully described in Exhibit A hereto (the "Land") pursuant to that certain Commercial Lease dated December 2, 2005, including all addenda and riders thereto (the "Lease") between Cummings Properties, LLC (the "Lessor") and Borrower demising the "Leased Premises" defined in the Lease, notice of which is recorded at the Middlesex South Registry of Deeds in Book 46685, Page 490;

     WHEREAS, the Borrower has executed a promissory note of even date herewith with the Lender in the principal sum of Two Million Five Hundred Thousand and NO/100 Dollars ($2,500,000.00) in lawful money of the United States, pursuant to that certain Promissory Note as it may be extended, renewed, modified or amended (the "Note"), which Note is guaranteed by that certain Guaranty (the "Guaranty") of even date herewith given by BioVex Group, Inc. (the "Guarantor") (the Note, together with this Mortgage, the Guaranty and other collateral or related loan documents are hereinafter collectively referred to as the "Loan Documents");

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure: (i) the payment of all sums payable on the Note; (ii) the Borrower's performance of every term, covenant, condition and provision of this Mortgage and the Loan Documents and (iii) the Borrower's payment and performance of any other indebtedness, liability or obligation of the Borrower to the Lender now or hereafter arising under the terms hereof or under any other instrument constituting additional security for the Loan Documents (the obligations set forth in clauses (i), (ii) and (iii) above are hereinafter collectively referred to as the "Obligations"), the Borrower hereby grants a security interest in, and by these presents does also grant WITH MORTGAGE COVENANTS as herein provided unto the Lender and its successors and assigns forever, all of the Borrower's estate, right, title and interest in, to and under any and all of the property described in the following granting clause. The following-described realty and

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collateral within the Leased Premises, together with any and all improvements now thereon, or from time to time thereon, and any additions thereto or replacements thereof, are herein collectively referred to as the "Property", subject only to matters of record as of the date of this Mortgage and other encumbrances and liens permitted herein (collectively, the "Permitted Liens"), unless otherwise indicated:

                                 GRANTING CLAUSE

     The entire estate, right, title and interest of the Borrower in and to the Property, including, without limitation:

     (a) the entire right, title and interest of the Borrower in and to the Lease including without limitation all of the rights, privileges and prerogatives of tenant under said Lease to terminate, cancel, modify, change, supplement, alter or amend said Lease and all extensions and renewals of the term of the Lease, together with any and all other, further or additional title, estates, interests or rights which may at any time be acquired by Borrower in or to the premises demised by the Lease, and Borrower expressly agrees that if Borrower shall, at any time prior to payment in full of all indebtedness secured hereby, acquire fee title or any other greater estate to the premises demised by said Lease, the lien of this Mortgage shall attach, extend to, cover and be a lien upon such fee simple title or other greater estate;

     (b) the entire right, title and interest of the Borrower in and to the alterations and improvements described in Section H of the Rider to the Lease (the "Tenant Improvements") and Borrower's rights to possession and use thereof;

     (c) the entire right, title and interest of the Borrower in and to all the tenements, hereditaments, easements, rights-of-way, rights, licenses, mineral rights, privileges and appurtenances in and to the Leased Premises, including, without limitation, the entire right, title and interest of the Borrower in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Leased Premises;

     (d) the entire right, title and interest of the Borrower in and to all compensation, judgments, damages, settlements, rights of action, proceeds of any award or claims, whether at law, in equity or otherwise, resulting from or in connection with (i) any damage to, loss of, trespass on, interference with, destruction of or failure to support the Property; (ii) any taking of the Property, any part thereof or interest therein, or damage to or loss of the Property, any part thereof or interest therein from any governmental action not constituting a taking or (iii) any similar claim, demand, proceeding or action of any sort for interference with the rights of the Borrower or the Lender to and in the Property;

     (e) all right, title and interest of the Borrower in and to all fixtures, fittings, furnishings in, or about the Leased Premises, Tenant Improvements, including, without limitation, all gas and electric fixtures, radiators, heaters, boilers, elevators and motors, plus all bathtubs, sinks, water closets, basins, pipes, faucets and other air conditioning, plumbing, and heating fixtures, together with any and all mirrors, mantles, refrigerating plant, carpeting and appurtenances, and all building material supplies and equipment now or hereafter delivered to


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the Leased Premises and intended to be installed as Tenant Improvements; all other fixtures of whatever kind and nature at present contained in or hereafter placed in, on or about the building standing on the Land, which shall be deemed to be fixtures and an accession to the Leased Premises as part thereof, and all persons claiming by, through or under them and shall be deemed to be a portion of the security for the Obligations;

     (f) all right, title and interest of the Borrower in and to all insurance proceeds or payments paid, to be paid or claimed in connection with the Property, any damage to or destruction of the Property, any theft or taking of the Property, any other loss of or diminution of the value of the Property or any other interference with the rights of the Borrower or the Lender therein, this Grant to include the right to make claim for, adjust, settle claims for, bring suit for, collect, receive and give receipt for all such insurance proceeds and payments;

     (g) all right, title and interest of the Borrower in and to all extensions, improvements, betterments, renewals, replacements, restorations, repairs or substitutions of the Property and all additions and appurtenances thereto, including without limitation all parts, materials and labor used in connection with the construction, assembling, placement, installation and making thereof;

     (h) all right, title and interest of the Borrower in and to all rents, income, revenues, issues and profits from and in respect of the Property, including without limitation all rents and other sums payable under any leases or tenancies in which the Borrower is lessor now existing or hereafter created of the Property, and the present and continuing right to make claim for, collect, settle claims for, bring suit for, receive and give receipt for the same, it being the intention of the parties hereto that, so far as may be permitted by law, all of the Property which is now owned or is hereafter acquired by the Borrower shall be and remain or become and constitute a portion of the estate hereby granted and the security covered by and subject to the lien of this Mortgage; and

     (i) all assets of Borrower, including, without limitation, the following, and each item thereof, whether now owned or now due, or in which Borrower has an interest, or hereafter, at any time in the future, acquired, arising, or to become due, or in which Borrower obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following: (1) all Accounts and Accounts Receivable; (2) all Inventory; (3) all Contract Rights;
(4) all General Intangibles; (5) all Equipment; (6) all Farm Products; (7) all Goods; (8) all Chattel Paper; (9) all Fixtures; (10) all books, records, and information relating to the Collateral and/or to the operation of Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained; (11) all Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash, or other property; (12) all federal, state, and local tax refunds and/or abatements to which Borrower is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; (13) all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates, arise out of any of the foregoing (1 through 12), or otherwise; (14) all liens, guaranties, rights, remedies, and


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privileges pertaining to any of the foregoing (1 through 13) including the right of stoppage in transit. As used herein, the following terms have the following meanings:

          (A) "Accounts" and "Accounts Receivable" include, without limitation, "accounts" as defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts (the "UCC"), and all: accounts, accounts receivable, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such inventory, including the right of stoppage in transit; all reclaimed, returned, rejected, or repossessed Inventory (if any) the sale of which gave rise to any Account.

          (B) "Inventory" includes, without limitation, "inventory" as defined in the UCC and all: goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, shipping material and documents related to any of the foregoing, and all labels, and other devices, names or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Borrower, or used or consumed or to be used or consumed in the Borrower's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all such goods of said description which are detained from or rejected for entry into the United States, and all documents (whether or not negotiable) which represent any of the foregoing.

          (C) "Contract Rights" includes, without limitation, "contract rights" as now or formerly defined in the UCC and any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

          (D) "General Intangibles" includes, without limitation, "general intangibles" as defined in the UCC; and all: rights to payment for credit extended; deposits; amounts due to the Borrower; credit memoranda in favor of the Borrower; warranty claims; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license fees; franchise fees; rights of admission; licenses; franchises; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights; developmental ideas and concepts; proprietary processes not subject to existing patents or pending patent applications; blueprints; drawings; designs; diagrams, plans, reports, charts; catalogs; manuals; technical data; computer programs, computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; proposals; costs estimates, and other reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connection with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Borrower or credit extended or services performed by the Borrower, whether intended for an individual customer or the general business of the Borrower, or used or useful in connection with research by the Borrower. "General Intangibles" shall not include copyrights; trademarks, tradenames, service


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marks, patents, patent applications, patents pending, and other intellectual property, developmental ideas and concepts, and proprietary processes.

          (E) "Equipment" includes, without limitation, "equipment" as defined in the UCC, and all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation of furtherance of the Borrower's business.

          (F) "Farm Products", "Goods", "Chattel Paper", "Instruments", "Documents of Title", "Documents", "Securities", "Fixtures", and "Account Debtors" each has the same meaning respectively given that term in the UCC.

     Notwithstanding the foregoing or anything to the contrary herein:

     (i) This Mortgage and the security interest granted hereby shall exclude all equipment, including any accessions, improvements thereto and proceeds thereof, which is the subject of third party lender financing. (It is understood that such borrowings and liens to secure such borrowings shall be considered Permitted Encumbrances for purposes of this Mortgage and if requested by any such third party lender, Lender agrees to enter into a commercially reasonable writing evidencing such exclusion as set forth herein.); and

     (ii) This Mortgage and the security interest granted hereby shall exclude Borrower's right, title and interest in or to any copyrights; trademarks, tradenames, service marks, patents, patent applications, patents pending, and other intellectual property, developmental ideas and concepts, and proprietary processes and all products and proceeds thereof.

     TO HAVE AND TO HOLD the above granted Leased Premises and Property, with all the privileges and appurtenances to the same belonging, to the said Lender, its successors and assigns, to its and their use forever, but upon and subject to the provisions of this Mortgage.

     This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of the Borrower will be observed and performed, and upon any Event of Default the Lender shall, in addition to its other rights and remedies hereunder, have the STATUTORY POWER OF SALE.

     This Mortgage is expressly made subject and subordinate to those encumbrances set forth on the Lender's title insurance policy delivered by Borrower to Lender and Permitted Liens (the "Permitted Encumbrances") except as otherwise specifically provided therein or herein.

     PROVIDED, HOWEVER, that if the Borrower shall fully and finally pay or cause to be fully and finally paid to the Lender the principal and interest and charges, if any, to become due upon the Note at the time and as stipulated in the Loan Documents, and shall fully and finally pay or cause to be fully and finally paid all other sums payable hereunder and thereunder and all other Obligations, then, in such case, the estate, right, title and interest of the Lender in the Leased Premises and Property shall cease, determine and become void, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by the


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Lender, upon the terms hereof of any other sums as herein provided, the Lender shall deliver a release and discharge of this Mortgage to the Borrower.

                            THE BORROWER'S COVENANTS:

     The Borrower hereby represents, warrants, covenants and agrees as follows:

     1.01. Interest in the Leased Premises and other Property. (a) (1) The Borrower has good and marketable title to the Property and the Leasehold Estate free and clear of all liens save the Permitted Encumbrances; (2) the Leasehold Estate is a valid and subsisting leasehold interest in the Leased Premises subject to no liens save the Permitted Encumbrances; (3) the Borrower has a leasehold interest in the Tenant Improvements subject to the Lease free and clear of all liens except for Permitted Encumbrances; (4) the term of the Lease has commenced, and the Lease is in full force and effect; (5) all rents, additional rents, and other charges provided for in the Lease have been paid, to the extent that they were payable prior to the date hereof; (6) there is no existing default under the Lease in the performance of any of the covenants and conditions in the Lease, and no event has occurred or is occurring which, with notice or passage of time or both, will result in such a default; (7) no notice, claim or demand from the Lessor has been received which has not been complied with; and (8) the Lease has not been amended or modified.

     (b) The Borrower has and shall maintain its interest in the Property and the Leased Premises under the Lease for the full term of the Note, free of all liens, other than the Permitted Encumbrances, and other than the Lease, and has good right to subject the Property and the Leased Premises to the security interest created hereunder.

     (c) This Mortgage constitutes a valid lien on the Property and the Leased Premises subject only to (i) the Permitted Encumbrances and (ii) the Lease.

     (d) The Borrower and its successors and assigns shall warrant and defend the interest of the Lender and its successors and assigns in the Property and the Leasehold Estate pursuant to this Mortgage and the priority of said interest against the claims and demands of all persons claiming by, through or under Borrower.

     1.02. Further Assurances. The Borrower shall, at the sole cost of the Borrower, and without expense to the Lender, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as the Lender shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto the Lender the Property and rights hereby conveyed or assigned or intended now or hereafter so to be conveyed, or which the Borrower may be or may hereafter become bound to convey or assign to the Lender, or for carrying out the intention of or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage.

     No release or forbearance of any of Borrower's obligations under said Lease, pursuant to said Lease or otherwise, shall release Borrower from any of his obligations under this Mortgage.


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     1.03. Recording. The Borrower forthwith upon the execution and delivery of this Mortgage and thereafter from time to time, shall cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Property and the Leased Premises, and each supplement and amendment to each of such instruments, financing statements with respect thereto and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by or useful under any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of the Lender in, the Property and the Leased Premises and as the Lender may request.

     The Borrower shall pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Property and the Leased Premises, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Loan Documents, this Mortgage, any mortgage supplement hereto, any security instrument with respect to the Property and the Leased Premises or any instrument of further assurance, but excluding the Lender's income taxes.

     1.04. Performance of the Lease. The Borrower covenants that the Borrower:

     (a) will punctually pay when due all base rent, additional rent, and other payments and charges required to be paid by the Borrower, as Tenant, under, pursuant to and in compliance with the Lease within applicable grace periods;

     (b) will diligently perform and observe all of the terms, covenants and conditions of the Lease required to be performed and observed by the Borrower as the Tenant thereunder unless such performance or observance shall have been waived by the Lessor in writing, with a copy of such waiver supplied to the Lender, to the end that all things shall be done which are necessary to keep unimpaired the Borrower's rights as Tenant under the Lease;

     (c) unless cured within three (3) days of notice thereof, immediately upon the fourth day of the giving of notice thereof to the Lessor notify the Lender in writing of any default by the Lessor in the performance or observance of any terms, covenants or conditions of the Lease on the part of the Lessor to be performed or observed;

     (d) unless cured within three (3) days of notice thereof, immediately upon the fourth day of the receipt thereof advise the Lender in writing of the giving of any notice by the Lessor to the Borrower of any default by the Borrower, as the Tenant, in the performance or observance of any of the terms, covenants or conditions of the Lease;

     (e) will immediately upon the execution and delivery of this Mortgage or of any instrument or agreement supplemental hereto, notify the Lessor in writing of the execution and delivery hereof or thereof and deliver to the Lessor a copy of each such instrument or agreement as required under the Lease;


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     (f) will immediately notify the Lender in writing in the event of the initiation of any legal proceeding, including any arbitration or mediation, in respect to the Lease, it being expressly agreed that if, at the time any such legal proceeding, arbitration or mediation shall be initiated, the Borrower shall be in default in the performance or observance of any of the terms, covenants, conditions, provisions or other requirements hereof continuing beyond applicable grace periods, the Lender shall have, and is hereby granted, the sole and exclusive right to designate and appoint counsel, arbitrator or mediator that would otherwise be appointed by the Borrower in such proceeding;

     (g) will warrant and defend the Leasehold Estate against any person claiming rights therein by, through or under the Borrower; and the Borrower will do all things necessary to preserve and keep unimpaired the Borrower's right, title and interest in the Lease;

     (h) will not commit or allow to exist any act or condition that constitutes a Lessee default under the Lease as provided in Section 20 thereof;

     (i) will not, without the Lender's prior written consent cancel, terminate or surrender the Lease; amend or modify the Lease; transfer the Lease; or allow, or consent to, any of the foregoing; and

     (j) if Borrower shall fail to perform and observe all of the material covenants and conditions of the Lease as aforesaid, Lender may (but shall not be obligated to) take any action Lender deems necessary or desirable to cure any default by Borrower in the performance of or compliance with any of Borrower's covenants or obligations under the Lease. Upon receipt by Lender from the Lessor of any written notice of default by the Tenant thereunder, Lender may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by Borrower or by any party on behalf of Borrower. Borrower hereby expressly grants to Lender, and agrees that Lender shall have, the absolute and immediate right to enter in and upon the Leased Premises or any part thereof to such extent and as often as Lender, in its sole discretion, deems necessary or desirable in order to cure any such default by Borrower. Lender may pay and expend such sums of money as Lender in its reasonable discretion deems necessary for any such purpose, and Borrower hereby agrees to pay to Lender, immediately upon demand, all such sums so paid and expended by Lender, together with interest thereon from the date of each such payment at the Default Rate of the Note. All sums so paid and expended by Lender, and the interest thereon, shall be added to and be secured by the lien of this Mortgage.

     1.05. The Property and the Leased Premises shall not be further encumbered by the Borrower and the Borrower shall not create or suffer to be created, directly or indirectly, any lien against the Property or the Leased Premises, whether such lien is subordinated to that of Lender hereunder or not, unless (i) such lien is a Permitted Encumbrance (in which case the Borrower shall provide the Lender with prompt written notice of any Permitted Encumbrance in excess of Fifty Thousand Dollars ($50,000), providing Lender with the name of the lender and the nature and extent of the Permitted Encumbrance) or the Lease; (ii) such encumbrance is a utility easement arising in the ordinary course of business of the Borrower and ownership of the Property and does not, either individually or in the aggregate with any other lien or encumbrance


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materially impair the value or use of the Property or the lien of the Mortgage;
or (iii) the Borrower secures the prior written approval of the Lender, which approval may be withheld by the Lender in its sole, absolute discretion.

     1.06. After-Acquired Property. The Borrower covenants and agrees that, as of the execution hereof and upon the subsequent acquisition of any Property, including Tenant Improvements, the Borrower shall, at the election of Lender:

     (a) provide the holder with a precise inventory of the same, as and when acquired;

     (b) provide to the holder such other assurances as may be required by the holder to establish the holder's security interest in such Property subject only to the Permitted Encumbrances; and

     (c) execute, deliver and cause to be recorded and filed from time to time, without notice or demand, and at the Borrower's sole cost and expense, continuances and such other instruments as will maintain the holder's security in such Property; and Borrower hereby authorizes Lender to file financing and continuation statements with respect to the Property without the signature of the Borrower whenever lawful.

     Borrower agrees that, without the prior written consent of Lender, Borrower will not remove or permit to be removed from the Leased Premises, any of the Property except in the ordinary course of business or ownership of the Property. All replacements of and renewals to the Property shall become and be immediately subject to the security interest of this Mortgage and be covered thereby. Borrower warrants and represents that all Property now is, and that all replacements thereof, substitutions therefor or additions thereto will be, free and clear of liens, encumbrances or security interests of others, except for (i) security interests junior in priority to the interest created by this Mortgage and to which the Lender, at its option and in its sole and absolute discretion, shall consent, and (ii) Permitted Encumbrances.

     The Borrower warrants and represents that the Borrower is a corporation, duly established under the laws of the State of Delaware and qualified to conduct business in the Commonwealth of Massachusetts, and that the execution of this Mortgage and any other instruments executed in connection herewith constitute representations by the Borrower, that such execution has received all such authorization as may be necessary to permit such execution, and that this Mortgage and said instruments are binding and in force against the Borrower.

     1.07. The Borrower also covenants:

          (1) to pay before the same become delinquent (and to provide, by such time, evidence of such payment, satisfactory to the holder) all real estate taxes on the Property and/or Leased Premises as required by the Lease; and to pay before the same become delinquent (and to provide, by such time, evidence of such payment, satisfactory to the holder) all other taxes, charges, sewer use fees, water rates and assessments of every name and


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               nature, whether or not assessed against the Borrower, if
               applicable or related to the Property, or any interest therein, or the debt, obligation or any agreement secured hereby, or the disbursement or the application or the proceeds thereof in the case of each of the foregoing, unless they are being contested in good faith as provided in the next sentence. The Borrower shall have the right to contest the validity, applicability or amount of any asserted tax provided that, in the Lender's sole discretion exercised in good faith, such contest will not impair the validity or priority of the lien of this Mortgage and provided that the full amount of such tax is either paid to the taxing authority under protest or escrowed with the Lender;

          (2) that if at any time any law or court decree prohibits the performance of any material obligation undertaken hereby by the Borrower which would materially impair the Property or the Lender's right to payment under the Note, or, at any time provides that any amount to be paid hereunder by the Borrower, other than a payment on account of the principal or of interest on the indebtedness secured hereby, must be credited against the Borrower's obligations under the Note, the holder shall have the right on thirty (30) days' prior notice to the Borrower, to require payment in full of the entire indebtedness secured hereby unless Borrower reverses such prohibition or otherwise satisfies the Lender within said thirty (30) day period;

          (3)  [reserved];

          (4) to notify the holder promptly of any accidental damage to the Property in excess of Fifty Thousand Dollars ($50,000) (the "Damage Threshold"), provided, however that such Damage Threshold shall be increased to Two Hundred Fifty Thousand Dollars ($250,000) once Borrower has completed Phase I of the Tenant Improvements and commences the build-out for Phase II of the Tenant Improvements; to keep the Property in good order, repair and condition, damage from casualty or condemnation expressly excepted, and not to permit or commit waste on the Property nor remove or alter anything which constitutes a part of the Property, except in the ordinary course of business, without the consent of the holder, except as otherwise provided herein; and all construction on the Property shall comply with, and each and every part of the Property shall be maintained in accordance with, any lawful requirements or provisions, public or private, relating to the same or the use thereof;

          (5) to carry with respect to the Property and its use such insurance as the holder may from time to time reasonably require and as may from time to time be required by any applicable Federal, State or local law or regulation including, without limitation, general liability insurance with limits of liability reasonably satisfactory to Lender and fire and extended coverage insurance against loss or damage to the Property by fire and any of the risks covered by insurance of the type now known as "special coverage", "differences in condition", "all risk", and "change in building code requirements" including without limitation earthquake, cost of demolition, vandalism, malicious mischief, lightning, windstorm, hail, explosion, riot, civil commotion, damage from aircraft and vehicles, smoke damage, and sprinkler damage for not less than full replacement cost of the Property from time to time during the period of time this Mortgage remains outstanding; and all insurance or certificates thereof (with evidence of payments of premiums thereon reasonably satisfactory to the holder) required by the holder to be maintained, together with any other insurance with respect to the Property maintained by the Borrower, shall be deposited with, and, the Lender shall be added and named as an insured first mortgagee and loss payee, and shall be first payable in case of loss to the holder; all renewals or replacements of such insurance from time to time in force, together with evidence of payment of premiums thereon reasonably satisfactory to the holder, shall be delivered to the holder ten (10) days at least before the expiration date of the then current insurance; all insurance required by the holder to be maintained with respect to the Property shall be written by such companies on such terms, in such form and for such periods and amounts as the holder shall from time to time reasonably approve (provided, that Borrower agrees to increase the limits of such insurance to such higher amounts as the holder may from time to time reasonably require) and shall contain a provision requiring at least thirty (30) days' advance written notice to the Lender before any such policy may be cancelled or modified; and no settlement on account of any loss to Property in excess of $100,000 covered by such insurance shall be effected without the consent of the holder;

          (6) that all proceeds of casualty insurance policies maintained by Borrower in excess of $100,000 shall be paid to the Lender and, at the Lender's option, shall be released to the Borrower to pay for the costs of repair and restoration of the Property; and to the extent the Lender retains any funds not required for repair and restoration, those funds shall be, at the Lender's option, applied toward the indebtedness secured hereby; provided, however, that all proceeds of casualty insurance policies which are less than $100,000 and are paid directly to Borrower shall be used by Borrower to pay for the costs of repair, restoration or replacement of the Property; in the event that the Lease is terminated by either the Lessor or the Borrower as a result of any damage to the Leased Premises from casualty, any and all proceeds of casualty insurance policies maintained by Borrower shall be paid to the holder and applied towards the indebtedness secured hereby;

          (7) that the awards of damages on account of any condemnation for public use of or injury to the Property shall be paid to the holder; and promptly upon obtaining knowledge of the institution of any proceedings on account of any condemnation for public use of or injury to the Property, or any portion thereof, the Borrower will notify the holder of the pendency of such proceedings, and no settlement respecting such awards shall be effected without the consent of the holder;

          (8) not to lease the Property or any part thereof without obtaining the prior written consent of the Lender; otherwise faithfully to keep, observe and satisfy all obligations of the Borrower under all leases or other tenancy arrangements, licenses or permits from time to time affecting the Property or any part thereof, not to accept any prepaid rentals for more than the amount required of under such leases or other tenancy arrangements affecting the Property; and, at any time on notice from the holder, to execute and deliver to the holder such collateral assignments of leases and other tenancy arrangements of portions of the Property and rents payable thereunder, and not to cancel, accept a surrender of, reduce the rentals under, anticipate any rentals under, or modify any such leases or tenancy arrangements, or consent to any assignment or subletting thereof, in whole or in part; and nothing herein shall obligate the holder to perform the obligations of lessor under any of such leases or other tenancy arrangements which obligations the Borrower shall keep, observe and perform;

          (9) that if this Mortgage, by its terms, is now, or at any time, subject or subordinate to a prior mortgage (other than a Permitted Encumbrance), the Borrower shall not, without the consent of the holder, agree to the modification, amendment or extension of the terms or conditions of such prior mortgage, which would diminish the value of the Property secured by this Mortgage; and to pay promptly when due, under any such prior mortgage and the note or obligations secured thereby, all installments on account of interest, principal or other charges, and to keep, perform, observe and comply with, or cause to be kept, performed, observed and complied with, all covenants and agreements and each and every obligation of the Borrower under the prior mortgage to the end that no default, and no event, happening or condition, which with the giving of notice or lapse of time or both would constitute a default, shall occur thereunder;

          (10) to pay when due all reasonable out-of-pocket fees and charges incurred by the Lender incident to the loan transaction evidenced by the Loan Documents, as well as any and all commitment fees due thereunder;

          (11) that, from time to time, on the request of the holder, the Borrower shall furnish a written statement, signed and if requested, acknowledged, setting forth the amount of the indebtedness which the Borrower acknowledges to be due on the Note and under this Mortgage, specifying any claims of off-set or defense which the Borrower asserts against the indebtedness secured hereby or any obligations to be paid or performed hereunder, and the then state of facts relative to the condition of the Property; and to deliver to the holder promptly copies of all junior mortgages, security agreements, assignments of leases and rents and similar instruments which the Borrower may create with respect to the Property, together with copies of any notices from any holder of such an instrument claiming that the Borrower is in default in the performance or observance of any of the terms thereof;

          (12) that whether or not for additional interest or other consideration paid or payable to the holder, no forbearance on the part of the holder or extension of the time for payment of the whole or any part of the obligations secured hereby, whether oral or in writing, or any other indulgence given by the holder to the Borrower or to any other party claiming any interest in or to the Property, shall operate except as provided by the forbearance or indulgence to release or in any manner affect the original liability of the Borrower, or impair any right of the holder, including, without limitation, the right to realize, upon the security or any part thereof, for the obligations secured hereby or any of them, notice of any such extension, forbearance or indulgence being waived by the Borrower and all those claiming by, through or under the Borrower; and no consent or waiver, express or implied, by the holder to or of any default by the Borrower shall be construed as a consent or waiver to or of any further default in the same or any other term, condition, covenant or provision of this Mortgage or of the obligations secured hereby; in case redemption is had by the Borrower after foreclosure proceedings have begun, the holder shall be entitled to collect all reasonable costs, charges and expenses incurred up to the time of redemption; and in case any one or more of the provisions of this Mortgage may be found to be invalid or unenforceable for any reason or in any respect, such invalidity shall not limit or impair enforcement of any other provision hereof;

          (13) that wherever notice, demand or a request may properly be given to the Borrower under this Mortgage, the same shall always be sufficient to serve as a notice, demand or request hereunder if in writing and delivered by hand delivery or by Federal Express or similar delivery service which shall provide a receipt of deliveries made, or posted in the United States Mail by Registered or Certified Mail, in each case with delivery charges or postage prepaid addressed to the Borrower at the address given in this Mortgage as the Borrower's address or the business address of the Borrower last known to the holder hereof; and any such notice, demand or request shall be treated as having been given upon such deposit with such delivery service or in the United States Mails, as the case may be; and a notice so addressed shall always be a sufficient notice, notwithstanding a change in the ownership of the equity of redemption of the Property, whether or not consented to by the holder; and where more than one person constitutes the Borrower, one notice sent to the address given in this Mortgage as the Borrower's address or the last known business address of any one of them shall constitute sufficient notice to all;

          (14) that the following are conditions of this Mortgage:

               (a)  the foregoing covenants shall not be breached;

               (b) except for real estate taxes and assessments before any delinquency therein (delinquency with reference to such taxes and assessments being herein defined, for the purpose of this Mortgage, as meaning the time when, on the nonpayment thereof, interest or penalties commence to accrue) not to create, permit or suffer to be created or permitted to remain (and shall discharge or promptly cause to be discharged or bonded over) any mechanics' or laborers' lien of record, or any attachment, on the Property or any part thereof or interest therein (except Permitted Encumbrances), without the consent of the holder which may be withheld in the Lender's sole and absolute discretion, even if such encumbrance is inferior to this Mortgage; without limitation, and except where the holder receives independent security satisfactory to the holder during the pendency of legal proceedings contesting the imposition of a Governmental lien, the filing of a notice of Federal or State tax lien with the holder or the office at which, by law, such notice is to be filed to be effective against the Property, whether or not such lien applies, in terms, to the Property, shall be a breach of this condition if, notwithstanding the Borrower's good faith attempt to contest such Federal and State tax lien, the holder has a good faith belief that a forbearance of the exercise of any of its rights and remedies hereunder or under any Loan Documents may materially and adversely effect its security;

               (c) the Borrower shall not grant any junior or inferior mortgage, security agreement, assignment of leases and rents or similar instrument with respect to any Property (except Permitted Encumbrances) without obtaining the Lender's prior written consent which may be withheld in the Lender's sole and absolute discretion, and in the event of such consent, each such instrument shall contain a provision under which the holder of such subordinate and inferior liens agrees to notify the holder hereof in writing of any default on the part of the Borrower under such instruments prior to the commencement of any action based on such default; and the Borrower will not permit any encumbrance or lien (except Permitted Encumbrances) to be created which may be or become superior to any lease of the Property;

               (d) except as otherwise provided herein or transactions in the ordinary course of business (or the disposition of obsolete or worn-out assets), the Borrower shall not voluntarily transfer, nor suffer or permit the transfer of, whether by operation of law or otherwise, the legal or equitable interest in the equity of redemption in the Property, or any part thereof, and it shall not dissolve or permit its dissolution;

               (e)  [intentionally deleted];

               (f)  [intentionally deleted];

               (g) that prior to the date hereof it has never: disposed of, transported, or arranged for the transport of any hazardous material or oil without compliance with all applicable statutes, regulations, ordinances, directives, and orders; been legally responsible for any release or threat of release of any hazardous material or oil that is reportable under the Massachusetts Contingency Plan; received notification of any potential or known release or threat of release of any hazardous material or oil from any site or vessel occupied or operated by the Borrower and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any hazardous material or oil from any such site or vessel;

               (h) the Borrower shall not dispose of any hazardous material or oil on the Land in violation of law; not store or transport or arrange for the transport of any hazardous material or oil on the property except if such storage or transport is in the ordinary course of the Borrower's business and is in compliance with all such statutes, regulations, ordinances, directives and orders; if the Borrower obtains knowledge or notice of any potential or known release or threat of release of any hazardous material or oil, that is reportable under the Massachusetts Contingency Plan, at or from any site or vessel occupied or operated by the Borrower, and/or upon the Borrower's obtaining knowledge of any incurrence of any expense or loss by any governmental authority in connection with the assessment, containment, or removal of any hazardous material or oil for which expense or loss the Borrower may be liable, then in either of such events, Borrower shall take to the extent commercially reasonable all such action, including without limitation the conducting of engineering tests, to confirm whether or not a potential or known release or threat of release of any hazardous material or oil exists and to undertake all necessary remediation required under Mass. Gen. Laws Ch. 21E and the Massachusetts Contingency Plan; and

               (i) that no default shall occur by the Borrower as Tenant under the Lease, which shall remain, uncured beyond any applicable grace period therein contained;

          (15) that if there shall be any breach of the conditions of Paragraphs 14(d), (g), (h) or (i) of this Section 1.07 or the covenant in Paragraph (5) of this Section 1.07, in each case, which continues beyond the applicable grace or cure period (or, if no such grace or cure period is specified, then beyond thirty (30) days following the occurrence of any such breach), provided, however, that if such breach cannot be cured within the applicable grace or cure period, provided Borrower commences cure within thirty
               (30) days of such breach and continuously and diligently pursues such cure thereafter, such applicable grace or cure period shall be extended an additional sixty (60) days, or if any payment required under the Note or under this Mortgage shall not be made within five (5) days after written notice of the due date thereof (provided, however, that Lender shall not be required to provide such written notice more than twice in any twelve (12) month period), or if, in any respect other than the filing of a Governmental lien, there shall be any breach of the condition of Paragraph 14(c) of this Section 1.07 or if there shall be any breach of the other conditions or covenants of this Mortgage continuing for more than thirty (30) days after the giving of notice by the holder (except that where, for any of the foregoing, a period of grace is specifically otherwise provided or negated, such specific periods of time or negation shall govern in each case), or if there occurs any default, which remains uncured, under any prior or subordinate mortgage covering the Property, or under any note or other obligation secured thereby, in any event in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000.00), which default may result in the acceleration of the indebtedness secured thereby, or if there shall occur the commencement of foreclosure or other enforcement proceedings under any prior or subordinate mortgage covering the Property, or under any note or other obligation secured thereby, in any event in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000.00), or if the Lessor has given the Lender notice of Borrower's default under the Lease and the Borrower is not proceeding diligently to cure such default, or if the Borrower shall file a petition or any application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor's relief law, or make an assignment for the benefit of creditors or enter into any trust mortgage arrangements, so-called, or consent to the appointment of a receiver of any of the Property of the Borrower, or if the Borrower shall permit any petition under any bankruptcy, insolvency or debtor's relief law to be filed against it, or permit the appointment of a receiver of any of the Property of the Borrower, then the holder hereof, in addition to, and not in limitation of, any and all other rights or remedies available to it by law or by any other provision of any of the instruments given to secure the Note, shall have the right, during the continuance of the default beyond any applicable grace period, and without notice:

               (a) to enter upon and take possession of the Property, or any part thereof; and to perform any acts the holder shall deem necessary or proper to conserve the Property (including, without limitation, the making of repairs, replacements and alterations), to cure any default of the Borrower under the Lease, and to manage and operate the Property, to collect and receive all rents, revenues, income, issues and profits from the Property, past-due and thereafter accruing, and to exercise all other rights of the Borrower with respect to the Property;

               (b) to have a receiver appointed to enter and take possession of the Property, or any part thereof, and to perform any acts said receiver shall deem necessary or proper to conserve the Property (including, without limitation, the making of repairs, replacements and alterations), to maintain the Lease in good standing without uncured defaults, to manage and operate the Property, to collect and receive all rents, revenues, income, issues and profits from the Property, past-due and thereafter accruing, and to exercise all other rights of the Borrower with respect to the Property;

               (c) to declare the entire indebtedness of the Borrower under the Note and this Mortgage forthwith due and payable;

               (d) to sell the Property at public auction on such terms and conditions as the holder shall determine, having first given such notice, prior to the sale, of the time and place of sale and terms and conditions of sale by publication in one
                    (1) or more newspapers having a general circulation in the municipality in which the Property, or part thereof, is located, all subject, however, to the requirements of this Mortgage and applicable law; or to foreclose this Mortgage in any other manner permitted by law; and

               (e) to obtain judgment and execution for the indebtedness secured by this Mortgage, to the extent not otherwise satisfied;

          (16) that if there shall be any breach in any condition or covenant of this Mortgage beyond any applicable grace period, the holder shall have the right, but without any obligation so to do, to cure such default for the account of the Borrower, and, to the fullest extent permissible according to law, apply any funds credited by or due from the holder to the Borrower against the same (without any obligation first to enforce any other rights of the holder, including, without limitation, any rights under the Note or this Mortgage, or any guarantee thereof, and without prejudice to any such rights); without limiting the generality of the foregoing, the Borrower hereby authorizes the holder to pay all taxes, sewer use fees, water rates and assessments, with interest, costs and charges accrued thereon, which may at any time be a lien upon the Property, or any part thereof, not paid when due; to pay the premiums for any insurance required hereunder not paid when due; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted, including, again without limitation, all payments on account of principal, interest and such other charges as may become due to cure default under any prior mortgage or under any subordinate mortgage, including the notes or obligations secured thereby, affecting the Property; to pay any balance due under any security agreement on any articles, fixtures and equipment owed by the Borrower included as a part of the Property; to pay any monies necessary to maintain the Lease in good standing in accordance with the terms thereof, not paid when due; and the payment of all amounts so incurred shall be secured hereby as fully and effectually as any other obligation of the Borrower secured hereby; and, to the fullest extent permissible according to law, to apply to any of these purposes or to the repayment of any amounts so paid by the holder of any sums paid on the Note or this Mortgage by the Borrower as interest or otherwise;

          (17) that, at any foreclosure sale, any combination or all of the Property or security given to secure the indebtedness secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Borrower hereby waiving the application of any doctrine of marshalling; and, in case the holder, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the Property not previously sold shall have been sold;

          (18) that, if the holder shall exercise the right described in either subdivision (a) or (b) of Paragraph 15 of this Section 1.07, the expenses (including, without limitation, reasonable receiver's fees and reasonable attorney's fees) incurred pursuant to the powers herein contained likewise shall be secured hereby, and holder shall apply such rents, income, issues and profits as shall be received by it first to the payment of all costs and expenses incurred and thereafter to the indebtedness secured hereby in such order of priority as the holder, in its sole discretion, shall determine; and the exercise of such rights and disposition of such funds shall not constitute a waiver of any foreclosure, once commenced, nor preclude the later commencement or foreclosure for breach hereof;

          (19) that, if the holder shall exercise the right described in subdivision (d) of Paragraph 15 of this Section 1.07, the holder may adjourn, from time to time, any sale by announcement of such adjournment at the time and place appointed for such sale or such adjourned sale; and, except as otherwise provided by law, the holder may, without further notice or publication, make such sale at the time and place to which the same shall be so adjourned. Upon completion of any sale, the holder shall execute and deliver an instrument conveying, assigning and transferring all right, title and interest in the Property, and rights sold, in the name of holder, or in the name of Borrower, and the same shall operate to divest all right, title and interest of the Borrower in any property or right so sold and shall be a perpetual bar, both at law and in equity, against Borrower and all persons claiming under Borrower unless the Lender acts with willful neglect, gross negligence or in bad faith;

          (20) that the rights and remedies of the holder for any default under any of the instruments given as security for the indebtedness secured hereby are not mutually exclusive, and may be exercised successively or concurrently and from time to time for as long as any default exists, and the failure of the holder to exercise any such rights in any one or more instances, or the acceptance by the holder of partial payments of amounts in default secured hereby, shall not constitute a waiver of such default, but such right shall remain continuously in force; and acceleration of maturity, once claimed hereby by the holder, may, at the holder's option, be rescinded by written acknowledgment to that effect without waiving the default or any rights, including the right to accelerate once again, with respect thereto; moreover, the tender and acceptance of partial payment of amounts in default after acceleration, or the commencement of any foreclosure action, shall not in any way affect, rescind or terminate such acceleration of maturity or such foreclosure action;

          (21) that, from time to time, on the request of the holder, the Borrower shall furnish to the holder a written statement, signed and, if requested, acknowledged, setting forth, as of the end of the month next preceding receipt by the Borrower of such request from the holder, the names of the lessees of the Property, if any, the term of their respective leases, the amount of such space occupied by each lessee and the rent and other charges paid by each lessee, such written statement to be furnished not later than thirty (30) days following such request from the holder;

          (22) that the Borrower, at Borrower's expense, shall furnish or cause to be furnished to Lender (a) within one hundred twenty (120) days of the end of Borrower's and Guarantor's fiscal year, a copy of the audited consolidated annual financial statements of the Guarantor and its subsidiaries (including the Borrower) prepared by an independent certified public accountant in accordance with GAAP, as and when prepared, for such fiscal year, certified as complete and true by the President or Chief Financial Officer of Borrower and the President or Chief Financial Officer of the Guarantor, (b) within ten (10) days of filing with the Internal revenue Service, a copy of the consolidated Federal Income Tax Returns of the Guarantor and its subsidiaries (including the Borrower), as and when filed, for each fiscal year, certified as complete and true by the President or Chief Financial Officer of Borrower and the President or Chief Financial Officer of the Guarantor, (c) within forty-five (45) days of the end of each fiscal quarter of Borrower and Guarantor, a copy of the consolidated company-prepared financial statements of the Guarantor and its subsidiaries (including the Borrower) consisting of a balance sheet and profit and loss statement, certified as complete and true by the President or Chief Financial Officer of Borrower and the President or Chief Financial Officer of the Guarantor and (d) any additional financial reporting documentation reasonably requested by the holder; to the extent that any of the foregoing financial documents or reports are publicly available through the United States Securities and Exchange Commission website, Borrower need not provide such financial statements to Lender; the holder shall have the right to inspect at its sole cost the books and records of Borrower for the purpose of verifying the accuracy of such reports (or, for the purpose of conducting its own audit at Borrower's cost of the records and books of account of Borrower if Borrower fails to furnish or cause to be furnished and delivered the aforesaid financial documents and reports);

          (23) that the Borrower shall cause the Guarantor and its subsidiaries to maintain consolidated cash and/or cash equivalents, including but not limited to marketable securities, demand or time deposits, money market accounts, or other cash investments, of at least Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Required Cash Amount") during any period where there is outstanding any indebtedness of Borrower to Lender under the Note; provided, however, that at least fifty percent (50%) of the Required Cash Amount shall be maintained only by the assets of the Borrower; in the event of a default of this Section 1.07(23), the Borrower shall have thirty (30) days after notice from Lender to cure any breach of this covenant;

          (24) that the Lender may enter the Leased Premises at any reasonable time with advance notice to Borrower to inspect the Property and to determine whether the Borrower is in compliance with its obligations under this Mortgage;

          (25) that in the event the leasehold interest of the Borrower in the Leased Premises or any part thereof becomes vested in any other person than the

               Borrower, with or without consent, the holder may, without notice to the Borrower, deal with such successor or successors in interest with reference to this Mortgage and the indebtedness and other obligations secured hereby in the same manner as with the Borrower, without in any way affecting or discharging the Borrower's liability hereunder or the indebtedness or other obligations hereby secured; and no forbearance on the part of the holder and no extension of the time for the payment, the performance of any of the obligations of the Borrower as set forth herein or other indulgences shall operate to release, discharge, modify, change or affect the liability of the Borrower herein, either in whole or in part;

          (26) that in the event of foreclosure of this Mortgage, or other transfer of title to the Property covered hereby in extinguishment of the indebtedness secured hereby, all right, title and interest of the Borrower, in and to any insurance policies then in force, shall pass to the purchaser. In the event that prior to the extinguishment of the indebtedness, any claim under any hazard insurance policies has not been paid and distributed in accordance with the terms of this Mortgage, and any such claim shall be paid subsequent to the extinguishment of the indebtedness secured hereby, and the foreclosure of this Mortgage, or other transfer of title to the Property covered hereby shall have resulted in extinguishing the indebtedness secured hereby for an amount less than the total of the unpaid principal balance of the Note, together with accrued interest, plus costs and other charges at the time of the extinguishment of the indebtedness secured hereby, then, and in such event that portion of the payment in satisfaction of the claim which is equal to the difference between the total indebtedness secured hereby and the amount in extinguishment of the indebtedness secured hereby, shall be paid to the holder, and the Borrower hereby assigns, transfers and sets over to the holder all of the Borrower's right, title and interest in and to said sum. The balance, if any, shall belong to the Borrower;

          (27) that the principal amount of the Note does not constitute more than twenty-five percent (25%) of the overall project costs scheduled to be expended for Borrower's commencement of operations in the Leased Premises, including the installation of Tenant Improvements and other build-out expenses and the acquisition of equipment for use at the Leased Premises;

     The word "Borrower" as used herein shall mean the Borrower named herein at the beginning of this instrument as the Borrower, whether one or more persons or entities, and any subsequent owner or owners of the equity of redemption of the Property. Where more than one (1) party constitutes the Borrower, or where, with reference to bankruptcy, insolvency or similar debtor relief proceedings, or decease, this Mortgage shall refer to parties or persons in addition to the Borrower, then, in any such case, provisions in this Mortgage with reference to bankruptcy or decease (in the case of individuals) shall refer to each of the parties or persons to which the provisions of this Mortgage are applicable, so that if, for example, but without limitation, any party who is a Borrower or a guarantor of the Note, shall file a petition in bankruptcy, such filing shall be treated as a breach of condition of this Mortgage.

     The word "holder" as used herein shall mean the Lender named at the beginning of this instrument, and any subsequent holder or holders of this Mortgage.

     All the covenants and agreements of the Borrower herein contained shall constitute covenants running with the land and shall be binding upon the Borrower and the heirs, executors, administrators, successors and assigns of the Borrower; and, where more than one party constitutes the Borrower, the liability of such persons under this Mortgage for the obligations set forth herein shall be joint and several.

     The Borrower acknowledges that all representations and warranties made to the Lender by or on behalf of the Borrower are material and have been relied upon by the Lender in granting the loan secured by this Mortgage.

     This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements on the part of the Borrower herein undertaken shall be kept and fully and seasonably performed and that no breach of any other of the conditions specified herein shall be permitted, for any breach of which conditions, or for any breach of any of the conditions contained in any prior mortgage or subordinate mortgage, or under the note or obligations secured thereby, the holder shall have the STATUTORY POWER OF SALE.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     EXECUTED as a Massachusetts sealed instrument as of the day and year first above written.

                                        BIOVEX, INC.


                                        By: /s/ Philip Astley-Sparke
                                            ------------------------------------
                                            Philip Astley-Sparke,
                                            President

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                     June 29, 2006

     Then personally appeared the above-named Philip Astley-Sparke, President of BioVex, Inc. who proved to me through satisfactory evidence of identification, which was Mass. Driver's License, to be the person whose name is signed on the preceding document, and acknowledged that s/he signed it voluntarily for its stated purposes.


                                        /s/ Adam T. Kurth
                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:

                                    Exhibit A

                                LEGAL DESCRIPTION

                                                                  EXECUTION COPY

               RIDER TO LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

     This LEASEHOLD MORTGAGE RIDER is made this 29th day of June, 2006, and is incorporated into and shall be deemed to supplement the Leasehold Mortgage and Security Agreement of even date herewith from the Borrower to the Lender to be recorded with the Middlesex County Registry of Deeds (the "Mortgage"). This Rider supplements and supersedes any provisions to the contrary contained in the body of the Mortgage and any defined terms used herein and not defined shall have the same meaning as given to them in the Mortgage. The Mortgage secures, inter alia, Borrower's Promissory Note of even date in the original principal amount of up to Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Note") to the Lender and covering the Leased Premises more particularly described therein.

     The Borrower hereby covenants and agrees to the following conditions of the
Mortgage:

     (i) The Borrower proposes and agrees to diligently complete Phase I and Phase II of the construction and build-out work with respect to certain Tenant Improvements located on the Leased Premises (the "Work") in accordance with (i) the construction budget delivered to and approved in advance by the Lender, (ii) Plans and Specifications reflecting the Work for both Phase I and Phase II of the project, as certified by the architect for the Work, (the "Plans") to be delivered to and approved in advance by the Lender and (iii) such building permits and all other governmental permits, licenses or approvals necessary or required for the Work. The Borrower shall be authorized to make any alterations to the Plans provided, however, that Borrower shall provide Lender with copies of all change order logs within ten
          (10) days of approval by Borrower. The Borrower agrees that the materials to be used in the Work shall be of good quality and as called for by the Plans and that the Work shall be completed in a good and workmanlike manner and that both shall be reasonably satisfactory to the Lender and its Work inspectors.

     (ii) Intentionally deleted.

     (iii) The Borrower agrees not to use in the Work any materials which are purchased upon lease or conditional bill of sale, nor any to which Borrower does not have an absolute title except for any Permitted Liens; provided, however, that Borrower may finance the acquisition of any equipment for use on the Leased Premises.

     (iv) The Lender agrees to advance to the Borrower the balance of the proceeds of the Note financing the Work remaining after any prior disbursements upon the following terms and conditions:

          (a) Proceeds of the Note to cover "hard costs" and "soft costs" of the Work shall be disbursed to the Borrower based on a budget for the Work (collectively, the "Budget"), approved in advance by the Lender, and in accordance with this Rider, to pay (i) amounts owing to the Borrower's general contractor or subcontractors and
               (ii) amounts for the Work approved by Lender's inspecting engineer and in accordance with the Budget.

          (b) If for any reason at any time the amount of undistributed proceeds from the Note shall be, or become, or in the reasonable judgment of Lender appear reasonably likely to become, when added to the total funds to be expended for the Work but to be advanced by sources other than the Lender, as identified by Borrower in the Budget, insufficient for the completion of the Work in accordance with the Budget, then no advances shall be made until the Borrower has, at the Lender's option (i) advanced such amounts of its own funds toward the total cost of the Work as are, in the reasonable judgment of the Lender, sufficient to ensure completion of the Work or (ii) deposited in escrow with the Lender sums which, in the reasonable judgment of the Lender, are sufficient to ensure the completion of the Work, in accordance with the Plans and in a good and workmanlike manner. In addition, the Borrower's failure to make such advances or deposit such sums within forty-five (45) days following written notice from the Lender shall be an Event of Default under the Note and Mortgage.

          (c) Lender shall make one or more advances, each not to be less than $500,000.00, to the Borrower of sums up to $2,500,000.00 (less any advances theretofore made under the Note for the purchase of Equipment) for Phase I of the Work, provided that such advances, in the aggregate, shall not exceed twenty-five percent (25%) of the overall project costs for Phase I, upon receipt by Lender, at least ten (10) business days before the date upon which an advance is requested, of (A) a requisition prepared on AIA Form G-702 and Form G-703 in form and substance acceptable to Lender,
               (B) a currently dated certificate executed by Borrower in the form of EXHIBIT A attached hereto and made a part hereof, (C) a certificate executed by the general contractor certifying to Lender that the amount to be advanced per the requisition is the total amount claimed by the general contractor for the Phase I Work for which the advance is sought, the Borrower is not in default under any of its obligations to the general contractor, all obligations to subcontractors, workmen, suppliers and materialmen for and with respect to all labor and materials supplied for the Phase I Work for which the advance is sought have been paid in full and the general contractor has received partial lien waivers in the statutory form from the subcontractors to whom total payment in excess of $50,000.00 has been made pursuant to such requisition, and (D) a certificate executed by the Borrower's architect or engineer certifying to Lender that the Phase I Work for which the advance is sought has been completed in accordance with the Plans, and that such Work, as so completed, complies in all respects with all applicable federal, state and local laws, ordinances, rules and regulations pertaining thereto, which certificates shall be in form and substance acceptable to Lender. Lender reserves the right, prior to advancing any sums hereunder, to inspect the Phase I Work completed upon the Premises to ensure that all such Work has been completed thereon in a good and workmanlike manner. Borrower further agrees that Lender shall have no obligation to make disbursements related to any "hard cost" expenditures unless such "hard cost" expenditures are approved by the Lender or the Lender's inspecting engineer. No advances made under this subsection (c) for Phase I of the Work shall be used for the purchase of Equipment.

          (d) Lender shall make one or more advances, each not to be less than $500,000.00, to the Borrower of sums up to $2,500,000.00 (less any advances theretofore made under the Note for the purchase of Equipment) for Phase II of the Work, provided that all advances made pursuant to this subsection (d) and subsection (c), above, in the aggregate, shall not exceed twenty-five percent (25%) of the overall project costs for Phase I and Phase II, upon receipt by Lender, at least ten (10) business days before the date upon which an advance is requested, of (A) a requisition prepared on AIA Form G-702 and Form G-703 in form and substance acceptable to Lender, (B) a currently dated certificate executed by Borrower in the form of EXHIBIT A attached hereto and made a part hereof, (C) a certificate executed by the general contractor certifying to Lender that the amount to be advanced per the requisition is the total amount claimed by the general contractor for the Phase II Work for which the advance is sought, the Borrower is not in default under any of its obligations to the general contractor, all obligations to subcontractors, workmen, suppliers and materialmen for and with respect to all labor and materials supplied for the Phase II Work for which the advance is sought have been paid in full and the general contractor has received partial lien waivers in the statutory form from the subcontractors to whom total payment in excess of $50,000.00 has been made pursuant to such requisition, and (D) a certificate executed by the Borrower's architect or engineer certifying to Lender that the Phase II Work for which the advance is sought has been completed in accordance with the Plans, and that such Work, as so completed, complies in all respects with all applicable federal, state and local laws, ordinances, rules and regulations pertaining thereto, which certificates shall be in form and substance acceptable to Lender. Lender reserves the right, prior to advancing any sums hereunder, to inspect the Phase II Work completed upon the Premises to ensure that all such Work has been completed thereon in a good and workmanlike manner. Borrower further agrees that Lender shall have no obligation to make disbursements related to any "hard cost" expenditures unless such "hard cost" expenditures are approved by the Lender or the Lender's inspecting engineer. No advances made under this subsection (d) for Phase II of the Work shall be used for the purchase of Equipment.

     (v) Prior to the final disbursement pursuant to subsection (c) or (d) above, the Lender shall cause a so-called title rundown of the Leased Premises to be performed at the Borrower's expense. The Lender shall not be required to advance such final disbursement if the Borrower shall fail to discharge any encumbrances of record, other than Permitted Encumbrances, disclosed by such title rundown. The Lender shall not be required to advance any disbursements hereunder or under the Note if at any time the Borrower shall fail to pay sums due or claimed to be due for labor or materials furnished, nor if at any time there shall be any recorded statements of mechanics' liens or notices of contract or any other liens or attachments by any contractor or subcontractor or materialman on the Leased Premises, or any part thereof, nor if any restrictions on the Leased Premises shall be violated, nor if the applicable building laws shall not be complied with, nor if any attachment shall be made by trustee process or otherwise of the funds in the hands of the Lender, nor if any materials shall be used in the Work which shall be purchased on conditional sale or lease (except as authorized by Section (iii) hereof), whether the same be recorded or not, nor if there shall be a substantial, partial, or total loss or damage by fire to the building(s) on the Leased Premises (except as otherwise provided in this Mortgage), nor if Borrower is in default under the Mortgage or Note or any other loan document, or any other indebtedness, agreement or document between the Borrower and the Lender after any applicable grace periods, nor if there are any legal actions or other legal or administrative proceedings pending or threatened which could adversely affect Borrower, the Leased Premises, or the Work, nor if representations or warranties made by Borrower prior to any advance are determined by the Lender to be untrue or incorrect in any material respect, but in all other events, the Lender shall advance the payments upon the terms set forth in Section (iv) above and the Note. The Lender shall have the right to require reasonable changes in the Work as the same may be necessary for the proper completion thereof.

     (vi) The Borrower authorizes the Lender to pay and cause to be discharged any mechanics' liens that may at any time affect the Leased Premises, and also to pay and cause to be discharged any encumbrances of record, other than Permitted Encumbrances, and charge the same against such payment or payments as said Lender may deem appropriate.

     (vii) The Lender shall not be bound to make advances hereunder if the Work shall not be completed by the Amortization Commencement Date, as such term is defined in the Note. However, it is agreed that the Lender may advance payments for the completion of the Work, but shall not be bound to do so, after the Amortization Commencement Date, or notwithstanding a default under this Mortgage or the Note, and charge the same against the Note, the Note then being payable upon demand.

     (viii) The Work shall be performed in a manner satisfactory to the City of Woburn Building Department and to the Lender fit for use and occupancy in all respects. The Work shall fully comply with all laws, ordinances and regulations of state, municipal or other governmental agencies or authorities as may apply and shall not violate any restrictions on the Leased Premises.

     (ix) No payment under this Mortgage shall be conclusive evidence of the performance of its terms in whole or in part, and no advance made hereunder shall be construed as an acceptance of improper work or material.

     (x) The fact that any of the payments herein mentioned shall have been suspended shall not qualify or affect the right of any of the conditions herein set forth.

     (xi) The Lender shall not be required to make any advances under this Mortgage, but may, at its option, declare any advances heretofore made or sums due under the terms of this Mortgage immediately due and payable if the Borrower shall fail to perform and comply with the terms and conditions set out in this Mortgage or the Note after the expiration of all applicable grace and cure periods.

     (xii) The Borrower shall collaterally assign to the Lender its contracts with the architect and the general contractor for the Work and shall require its architect and general contractor, respectively, to consent to such assignments.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     BY SIGNING BELOW, Borrower accepts and agrees to the terms and provisions contained in this Rider.

     Executed and delivered as a sealed instrument this 29th day of June, 2006.

                                        BIOVEX, INC.


                                        By: /s/ Philip Astley-Sparke
                                            ------------------------------------
                                            Philip Astley-Sparke,
                                            President

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                     June 29, 2006

     Then personally appeared the above-named Philip Astley-Sparke, President of BioVex, Inc. who proved to me through satisfactory evidence of identification, which was Mass. Driver's License, to be the person whose name is signed on the preceding document, and acknowledged that s/he signed it voluntarily for its stated purposes.


                                        /s/ Adam T. Kurth
                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:

                                                                  EXECUTION COPY

                                    EXHIBIT A

                       Borrower's Requisition Certificate

BORROWER: BioVex, Inc.

PROJECT: Tenant Improvements at 34-A Commerce Way, Woburn, Massachusetts 01801

                                 REQUISITION NO.

TO: Massachusetts Development Finance Agency (the "Lender")

     The undersigned hereby certifies to the Lender that:

     A. No material changes have been made in the Plans and Specifications which have not been previously approved by the Lender or which require the prior approval of any governmental authority having jurisdiction over the Project;

     B. Construction of the Project has been performed in all material respects in accordance with the Plans and Specifications (along with changes to such Plans and Specifications previously approved by the Lender and the other parties referred to in Paragraph A, above);

     C. The balance to be advanced under the Loan, along with the funds from other sources identified by Borrower in the Budget approved by the Lender, shall be sufficient for the payment of all related direct or indirect costs for the completion of construction of the Project in accordance with all of the terms and provisions of that certain Rider to Leasehold Mortgage and Security Agreement executed by Borrower in favor of Lender and dated June ___, 2006 (the "Rider").

     D. All funds requisitioned by the Borrower and disbursed by the Lender under previously approved requisitions have been paid to all subcontractors, vendors and suppliers or otherwise expended for the purpose for which they were requisitioned;

     E. The representations and warranties made in the Rider or any other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on this date;

     F. The Borrower represents and warrants that (i) it is not in default of any of its obligations to the Lender in connection with the Project, including, without limitation, the Borrower's obligations under the terms of the Loan Documents, (ii) has not received notice from or been informed by any governmental agency having jurisdiction over the Project, of any alleged deficiencies (other than punch list items) in the work performed to date or any deviation of such work from the Plans and Specifications or notice of any kind of any assertion of a claim that the Project is not being constructed in accordance with all applicable legal requirements, and (iii) asserts no failure on the part of the Lender to perform its obligations under the Loan Documents;

     G. The Borrower represents and warrants that this Certificate is in identical form to the certificate which is annexed to the Rider as Exhibit "A" and that there have been no changes or modifications thereto; and

     H. All capitalized terms herein shall have the same meanings ascribed under the aforesaid Rider.

                                        BORROWER:

                                        BIOVEX, INC.


                                        By:
                                            ------------------------------------
                                            Philip Astley-Sparke,
                                            President

DATED:
       ------------------------------


                                       7